EX-99.13.e.i

ABERDEEN FUNDS SERVICES AGREEMENT

Appendix A*

FUND	CLASSES

Aberdeen U.S. Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class,
(formerly, Aberdeen Select Growth Fund)	Institutional Class

Aberdeen Select Worldwide Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Developing Markets Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Health Sciences Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Technology and Communications Fund Aberdeen Global Utilities Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate Growth Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class

FUND Aberdeen Tax-Free Income Fund Aberdeen Core Plus Income Fund	CLASSES Class A, Class B, Class C, Class D Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Core Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia Bond Institutional Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Equity Institutional Fund	Institutional Class

* As most recently approved at the _________, 2009 Board Meeting.